GOLUB CAPITAL DIRECT LENDING UNLEVERED CORPORATION EARNINGS PRESENTATION QUARTER ENDED SEPTEMBER 30, 2025

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we make directly to you or through reports that we have filed or in the future file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives due to disruptions, including, without limitation, those caused by global health pandemics or other large scale events; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets; elevated levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics or other large scale events; turmoil in Ukraine, Russia and the Middle East, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which we invest; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

3 Summary of Quarterly Results – GDLCU generated an annualized net income return on equity1 of 7.7% during the quarter ended September 30, 2025. – GDLCU has achieved an inception-to-date IRR2 on NAV of 9.5% through September 30, 2025. – For the quarter ended September 30, 2025, we made new investment commitments of $40.7 million and the fair value of investments as of September 30, 2025 was $390.1 million. Overall, total investments in portfolio companies at fair value increased by $28.0 million or 7.7%. – The annualized investment income yield3 for the three months ended September 30, 2025 was 10.5%, no change from 10.5% for the three months ended June 30, 2025. – Strong credit performance; over 98% of the investments in our portfolio at fair value continue to have an Internal Performance Rating of 4 or higher as of September 30, 2025 and there were no portfolio company investments on non-accrual. 1. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 2. Internal rate of return (“IRR”) on net asset value (“NAV”) is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning April 1, 2022 and ending September 30, 2025. The first investment in GDLCU took place on April 1, 2022. These returns do not represent an actual return to any investor in the Company. 3. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash, amortization of capitalized fees and discounts and accrued PIK/non-cash dividend income, divided by (b) the daily average of total earning investments at fair value.

4 Financial Highlights (Dollar amounts in 000s, except per share data) Quarter Ended Selected Financial Highlights September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 Net income (loss) $7,720 $7,477 $7,217 $7,094 $7,515 Net investment income 7,364 6,819 7,212 7,053 7,450 Net realized/unrealized gain (loss) 356 658 5 41 65 Distributions declared 7,720 7,477 7,217 7,094 7,515 Quarter Ended Per Share1 and Return on Equity2 Statistics September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 Earnings (loss) per weighted average share $0.38 $0.35 $0.31 $0.29 $0.29 Net investment income per weighted average share 0.36 0.32 0.31 0.29 0.29 Accrual (reversal) for capital gain incentive fee per weighted average share 0.00* 0.00* 0.00* 0.00* 0.00* Net investment income before accrual (reversal) for capital gain incentive fee (net) per weighted average share3 0.36 0.32 0.31 0.29 0.29 Net realized/unrealized gain (loss) per weighted average share 0.02 0.07 0.00* 0.00* 0.00* Annualized return on equity – net income4 10.1% 9.3% 8.4% 7.9% 7.7% Quarterly return on equity – net income5 2.5% 2.3% 2.1% 2.0% 1.9% Net asset value $15.00 $15.00 $15.00 $15.00 $15.00 * Represents an amount less than $0.01. 1. Per share returns are calculated based on the daily weighted average shares outstanding during the period presented. 2. The quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 3. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Company’s Investment Advisory Agreement. The capital gain incentive fee payable for the period ended September 30, 2025, as calculated under the Investment Advisory Agreement is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. 4. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 5. Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented.

5 Portfolio Highlights - New Originations – Total investments at fair value increased by approximately 7.7%, or $28.0 milllion, during the three months ended September 30, 2025. – Total investments in portfolio companies at fair value was $390.1 million at September 30, 2025. Quarter Ended September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 Select Portfolio Funds Roll Data (in millions) New Investment Commitments $38.4 $32.2 $21.8 $24.5 $40.7 Exits and Sales of Investments 8.0 2.3 12.4 6.0 10.5 Net Funds Growth1 29.2 31.4 14.3 20.6 28.0 Asset Mix of New Investments Senior Secured 1% 5% 4% 2% 5% One Stop 97% 92% 93% 97% 93% Junior Debt2 0% 0% 0% 0% 1% Equity and Other Investments 2% 3% 3% 1% 1% Portfolio Rotation - Debt Investments Weighted average rate on new investments3 9.9% 9.5% 9.9% 9.1% 9.1% Weighted average spread over the applicable base rate of new floating rate investments4 5.1% 5.1% 5.6% 4.8% 5.0% Weighted average interest rate on investments that paid-off 11.3% 10.7% 9.9% 9.3% 11.1% Weighted average fees on new investments 0.9% 1.0% 0.9% 0.6% 0.6% 1. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net funding on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc. 2. Junior Debt is comprised of subordinated debt and second lien loans. 3. Weighted average interest rate on new loan investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a Secured Overnight Financing Rate (“SOFR”), Prime or an applicable foreign base rate for loans denominated in foreign currency, the contractual rate is calculated using the current applicable base rate, the spread over the applicable base rate and the impact of any floor. For positions that have a SOFR and Prime rate option, the contractual rate is calculated using current SOFR at the time of funding, the spread over SOFR and the impact of any SOFR floor. For fixed rate loans, the contract rate is the stated fixed rate. 4. Weighted average spread over the applicable base rate of new floating rate loan investments is based on the contractual interest rate spread at the time of funding. Applicable base rates include SOFR, Prime and applicable foreign base rates for loans denominated in foreign currency. For variable rate loans that have a SOFR and Prime rate option, the SOFR spread was used in the calculation. For variable rate loans that only have a Prime rate option, the Prime spread was used.

6 GDLCU Generated Strong NII, Resulting in 7.7% Annualized Return to Shareholders1 * Represents an amount less than $0.01. 1. Return on equity calculations are based on daily weighted average of total net assets during the period presented. NAV Per Share Bridge Net Realized & Unrealized Gain: $0.00* $0.00* $0.00*

7 Portfolio Highlights - Portfolio Diversity as of September 30, 2025 Portfolio Composition by Seniority * Junior Debt represents an amount less than 1%. 1. Junior Debt is comprised of second lien and subordinated debt 2. The percentage of fixed rate and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The largest industries represented as approximate percentages of the portfolio at fair value are labeled. All other industry segments are each below 3%. Investment Portfolio $390MM | 182 Portfolio Companies | Average Size 0.5% First Lien Traditional Senior First Lien One Stop Junior Debt1 Equity 98% First Lien Diversification by Portfolio Company Avg Size 0.5% Top 10 Portfolio Companies 17% Top 25 Portfolio Companies 38% Remaining 157 Portfolio Companies 62% Diversification by Industry3Portfolio Composition by Interest Rate Type on Loans2 26 industries below 3%

8 Portfolio Highlights - Economic Analysis 1. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash. amortization of capitalized fees and discounts and accrued PIK/non-cash dividend income, divided by (b) the daily average of total earning investments at fair value. 2. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash and accrued PIK/non-cash dividend income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value.

9 Portfolio Highlights - Portfolio Ratings Internal Performance Ratings (% of Portfolio at Fair Value) At Fiscal Year End At Quarter End Rating 2022 2023 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 5 2.3% 0.0% 0.1% 4.7% 4.5% 5.0% 7.3% 4 97.7% 99.7% 98.7% 94.2% 94.4% 93.9% 91.4% 3 0.0% 0.3% 1.2% 1.1% 1.1% 1.1% 1.3% 2 0.0% 0.0% 0.0% 0.0%* 0.0%* 0.0%* 0.0%* 1 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Internal Performance Ratings Definition Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower could be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination – Over 98% of the investments in our portfolio at fair value have an Internal Performance Rating of 4 or higher as of September 30, 2025, and there were no portfolio company investments on non-accrual. * Represents an amount less than 0.1%

10 Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, except share and per share data) September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 (audited) (unaudited) (unaudited) (unaudited) (audited) Assets Investments, at fair value $295,825 $327,244 $341,527 $362,103 $390,128 Cash, cash equivalents and foreign currencies 12,271 17,472 23,090 15,736 15,013 Other assets 5,982 3,188 4,248 3,393 4,631 Total Assets $314,078 $347,904 $368,865 $381,232 $409,772 Liabilities and Net Assets Distribution payable $5,423 $5,286 $4,886 $4,875 $5,130 Management and income incentive fees payable 1,305 1,289 1,366 1,668 1,780 Other liabilities 1,156 1,084 1,060 1,186 1,275 Total Liabilities $7,884 $7,659 $7,312 $7,729 $8,185 Total Net Assets $306,194 $340,245 $361,553 $373,503 $401,587 Total Liabilities and Net Assets $314,078 $347,904 $368,865 $381,232 $409,772 Net Asset Value per Share $15.00 $15.00 $15.00 $15.00 $15.00 Common shares outstanding 20,412,979 22,683,024 24,103,544 24,900,244 26,772,467

11 Quarterly Operating Results Quarter Ended (Dollar amounts in 000s, except share and per share data) September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $8,680 $8,451 $8,798 $8,973 $9,511 Dividend income 21 50 35 15 60 Fee income 57 23 30 30 95 Total Investment Income $8,758 $8,524 $8,863 $9,018 $9,666 Expenses Base management fee, net of waiver $483 $524 $563 $885 $951 Incentive fee, net of waiver 822 765 801 783 829 Incentive fee – capital gains 35 66 0* 5 7 Other operating expenses 54 350 287 292 429 Total Expenses $1,394 $1,705 $1,651 $1,965 $2,216 Net Investment Income after tax $7,364 $6,819 $7,212 $7,053 $7,450 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions $22 ($6) $1 $5 $7 Net unrealized appreciation (depreciation) on investments and foreign currency transactions 334 664 4 36 58 Net gain (loss) on investments and foreign currency transactions $356 $658 $5 $41 $65 Net increase/(decrease) in net assets resulting from operations $7,720 $7,477 $7,217 $7,094 $7,515 Per Share1 Earnings/(loss) per weighted average share $0.38 $0.35 $0.31 $0.29 $0.29 Net investment income per weighted average share $0.36 $0.32 $0.31 $0.29 $0.29 Distributions declared per share2 $0.38 $0.35 $0.31 $0.29 $0.29 Weighted average common shares outstanding 20,388,304 21,301,257 23,409,067 24,156,073 25,724,429 * Represents an amount less than $1. 1. Except as otherwise noted, per share data is calculated based on the daily weighted average shares outstanding during the period presented. 2. Per share data are based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period.

12 Quarterly Return on Equity Since Inception* Avg. 2.2% Investors in GDLCU have achieved a 9.5% IRR on NAV1 * Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 1. The 9.5% Internal rate of return (“IRR”) on net asset value (“NAV”) is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning April 1, 2022 and ending September 30, 2025. The first investment in GDLCU took place on April 1, 2022. These returns do not represent an actual return to any investor in the Company.ge of total earning investments at fair value.

13 Liquidity and Capital Subscriptions Cash and Cash Equivalents – Unrestricted cash and cash equivalents and foreign currencies totaled $15.0 million as of September 30, 2025. Capital Subscriptions – As of September 30, 2025, we had total investor capital subscriptions of $401.2 million and contributed capital of $401.2 million (100.0% called capital ratio). – During the quarter ended September 30, 2025, we issued one capital call for proceeds totaling $14.0 million. Debt Facilities – Availability – GC Advisors Revolver - As of September 30, 2025, we had $75.0 million of remaining commitments and availability on our $75.0 million unsecured line of credit with GC Advisors.

14 Common Stock and Distribution Information Distributions Paid and Payable (Dollar amounts in 000s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount May 3, 2024 July 19, 2024 July 2024 20,412,978.874 September 18, 2024 $0.1125 $2,297 August 2, 2024 August 27, 2024 August 2024 20,412,978.874 November 19, 2024 0.1245 2,541 August 2, 2024 September 17, 2024 September 2024 20,412,978.874 November 19, 2024 0.1412 2,882 Total for Quarter Ended September 30, 2024 $0.3782 $7,720 August 2, 2024 October 15, 2024 October 2024 20,412,978.874 December 18, 2024 $0.1073 $2,191 November 14, 2024 November 15, 2024 November 2024 21,548,001.407 January 8, 2025 0.1139 2,454 November 14, 2024 December 13, 2024 December 2024 21,548,001.407 February 18, 2025 0.1314 2,832 Total for Quarter Ended December 31, 2024 $0.3526 $7,477 November 14, 2024 January 17, 2025 January 2025 22,683,023.940 March 18, 2025 $0.1028 $2,331 February 3, 2025 February 26, 2025 February 2025 24,103,543.606 May 21, 2025 0.1052 2,535 February 3, 2025 March 17, 2025 March 2025 24,103,543.606 May 21, 2025 0.0975 2,351 Total for Quarter Ended March 31, 2025 $0.3055 $7,217 February 3, 2025 April 18, 2025 April 2025 24,103,543.606 June 17, 2025 $0.0921 $2,219 May 2, 2025 May 26, 2025 May 2025 24,103,543.606 August 20, 2025 0.0995 2,398 May 2, 2025 June 20, 2025 June 2025 24,103,543.606 August 20, 2025 0.1027 2,477 Total for Quarter Ended June 30, 2025 $0.2943 $7,094 May 2, 2025 July 18, 2025 July 2025 24,900,243.606 September 17, 2025 $0.0958 $2,385 August 1, 2025 August 26, 2025 August 2025 25,836,355.539 November 20, 2025 0.1071 2,767 August 1, 2025 September 15, 2025 September 2025 25,836,355.539 November 20, 2025 0.0915 2,363 Total for Quarter Ended September 30, 2025 $0.2944 $7,515

15 Common Stock and Distribution Information (cont’d) Distributions Declared (Dollar amounts in 000’s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount August 1, 2025 October 15, 2025 October 20251 26,772,467.472 December 17, 2025 TBD TBD November 14, 2025 November 14, 2025 November 20252 26,772,467.472 January 21, 2026 TBD TBD November 14, 2025 December 12, 2025 December 20253 TBD February 18, 2026 TBD TBD November 14, 2025 January 16, 2026 January 20264 TBD March 18, 2026 TBD TBD 1. On August 1, 2025, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of October 31, 2025 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period October 1, 2025 through October 31, 2025 and the payment of this distribution is $15.00 per share. 2. On November 14, 2025, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of November 30, 2025 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period November 1, 2025 through November 30, 2025 and the payment of this distribution is $15.00 per share. 3. On November 14, 2025, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of December 31, 2025 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period December 1, 2025 through December 31, 2025 and the payment of this distribution is $15.00 per share. 4. On November 14, 2025, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of January 31, 2026 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period January 1, 2026 through January 31, 2026 and the payment of this distribution is $15.00 per share.